                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                   FORM 8-K/A

                               AMENDMENT NO. 1 TO
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)        August 29, 1995
                                                        ---------------


                         CANANDAIGUA WINE COMPANY, INC.
               (Exact Name of Registrant as Specified in Charter)


        Delaware                         0-7570             16-0716709
  ----------------------------        -----------           -----------------
  (State or Other Jurisdiction        (Commission           (IRS Employer
        of Incorporation)              File Number)         Identification No.)


116 Buffalo Street, Canandaigua, New York                        14424
-----------------------------------------                        -----
(Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, including area code  (716) 394-7900
                                                     -------------

------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         a. Financial Statements of Product Lines Acquired by Canandaigua Wine Company, Inc. (the "Company").

               The United Distillers Glenmore, Inc. Statement of Assets and Liabilities Related to the Product Lines Acquired by the Company through its wholly-owned subsidiary, Barton Incorporated, as of September 1, 1995 and the related Statements of Identified Income and Expenses of the Product Lines Acquired for each of the three years in the period ended December 31, 1994 and the report of Price Waterhouse LLP, independent auditors, thereon, together with the notes thereto, are located at pages 6 through 11 of this Report.

               The unaudited Interim Financial Statements of Product Lines Acquired by the Company through its wholly-owned subsidiary, Barton Incorporated, for the eight months ended August 31, 1995 and 1994, together with the notes thereto, are located at pages 12 through 14 of this Report.

        b.     Pro Forma Financial Information.

               The pro forma condensed consolidated balance sheet (unaudited) as of May 31, 1995 and the pro forma condensed consolidated statement of income (unaudited) for the nine months ended May 31, 1995 and the pro forma condensed consolidated statement of income (unaudited) for the year ended August 31, 1994, and the notes thereto, are located at pages 15 through 26 of this Report. See Index to Exhibits.

UNITED DISTILLERS GLENMORE, INC.
AND AFFILIATES

Statement of Assets and Liabilities and Statement of Identified Income and Expenses of the Product Lines Acquired as of September 1, 1995 and for the years ended December 31, 1994, 1993 and 1992

UNITED DISTILLERS GLENMORE, INC. AND AFFILIATES

Table of Contents                                                       Page
----------------------------------------------------------------------------

Report of Independent Accountants                                        2

Statement of Assets and Liabilities Related to the Product Lines
   Acquired by Canandaigua Wine Company, Inc.                            3

Statement of Identified Income and Expenses of the Product Lines
  Acquired by Canandaigua Wine Company, Inc.                             4

Notes to Financial Statements of the Product Lines Acquired by
  Canandaigua Wine Company, Inc.                                         5

                                   Report of Independent Accountants
                                   ----------------------------------

To the Board of Directors of
United Distillers Glenmore, Inc.


We have audited the accompanying Statement of Assets and Liabilities Related to the Product Lines Acquired by Canandaigua Wine Company, Inc. as of September 1, 1995 and the related Statement of Identified Income and Expenses for each of the three years in the period ended December 31, 1994. These statements are the responsibility of United Distillers Glenmore, Inc.'s management. Our responsibility is to express an opinion on the statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statements. We believe that our audits provide a reasonable basis for our opinion.

The accompanying statements have been prepared to present the assets and liabilities and identified income and expenses of the product lines of United Distillers Glenmore, Inc. acquired by Canandaigua Wine Company, Inc. on the basis of preparation described in Note 1, and are not intended to be a complete presentation of assets and liabilities or operations of United Distillers Glenmore, Inc.

In our opinion, the statements audited by us present fairly, in all material respects, the assets and liabilities related to the product lines of United Distillers Glenmore, Inc. at September 1, 1995 that were acquired by Canandaigua Wine Company, Inc. and the results of their operations for each of the three years in the period ended December 31, 1994, on the basis described in the preceding paragraph and in conformity with generally accepted accounting principles.




PRICE WATERHOUSE LLP
Stamford, Connecticut
September 25, 1995

UNITED DISTILLERS GLENMORE, INC. AND AFFILIATES

Statement of Assets and Liabilities Related to the Product Lines Acquired by Canandaigua Wine Company, Inc.
September 1, 1995 (in thousands)
-----------------------------------------------------------------------



Inventories                                                 $        13,070

Prepaid advertising, merchandising and promotion                        376

Property, plant and equipment                                        23,994

      Total assets                                                   37,440

Accrued liabilities                                                     255

                                                            $        37,185


              The accompanying notes are an integral part of this statement.

UNITED DISTILLERS GLENMORE, INC. AND AFFILIATES

Statement of Identified Income and Expenses of the Product Lines Acquired by
Canandaigua Wine Company, Inc.
Year ended December 31, 1994, 1993 and 1992 (in thousands)
-----------------------------------------------------------------------


                                                 1994         1993         1992

Net sales, including tax and duty            $  230,785    $ 265,209    $ 259,804
Tax and duty                                    131,437      153,533      142,099
                                               ---------     -------      -------

Net sales                                        99,348      111,676      117,705
Cost of goods sold                               53,124       59,886       66,300
                                                ---------     ------       ------

      Gross profit                               46,224       51,790       51,405

Operating expense/(income):
  Grants                                          9,326       10,951        9,430
  Advertising, merchandising and promotions       9,237        9,848        9,347
  Brokers' commissions                            1,116        1,292        1,752
  Royalty income                                   (202)        (380)        (300)
  Allocated expenses (Note 1):
      Selling, general and administrative        10,442       15,163       15,094
      Interest                                    1,756        2,118        2,570
      Amortization of goodwill                    1,374        1,374        1,374
                                                 ---------     -----        -----

Income before taxes                              13,175       11,424       12,138
Provision for income taxes                        5,840        5,009        5,111
                                                 ---------    ------        -----

Net income                                    $   7,335    $   6,415    $   7,027
                                                =========    =========    =========

         The accompanying notes are an integral part of this statement.

UNITED DISTILLERS GLENMORE, INC. AND AFFILIATES

Notes to Financial Statements of the Product Lines Acquired by
Canandaigua Wine Company, Inc. (in thousands)
---------------------------------------------------------------

1. BASIS OF PRESENTATION:

The accompanying statements present the assets and liabilities and the identified income and expenses of the product lines of United Distillers Glenmore, Inc. ("UDG"), a wholly owned subsidiary of United Distillers North America, Inc. ("UDNA"), and its affiliates acquired by Canandaigua Wine Company, Inc. (the "Product Lines Acquired") pursuant to an asset purchase agreement dated September 1, 1995. In accordance with this agreement, the cash purchase price was approximately $141 million.

The assets and liabilities of the Product Lines Acquired as presented in the accompanying Statement of Assets and Liabilities Related to the Product Lines Acquired by Canandaigua Wine Company, Inc. as of September 1, 1995 include UDG and its affiliates' historical book balances of raw materials and bulk inventory, supplies, work-in-process and finished goods inventory of the Product Lines Acquired, and certain property, plant and equipment and other assets and liabilities associated with the Product Lines Acquired. These product lines have never been operated as a separate business entity and have no legal existence, but rather have been an integral part of the spirits business of UDG, whose operations primarily relate to the United States.

These statements include the net sales, including tax and duty, tax and duty, cost of goods sold, grants, advertising, merchandising and promotions, brokers' commissions and royalty income, that substantially relate directly to the Product Lines Acquired. All other expense items are allocated based on estimates and assumptions as if the Product Lines Acquired had been operated on a stand-alone basis during the periods presented.

The basis for presenting the allocated expense items is as follows:

(a) Selling, general and administrative expenses are allocated based upon (i) for UDG overhead (including other operating and nonoperating income/costs), the proportion of net sales (including tax and duty) of the Product Lines Acquired to total UDG net sales; and (ii) for UDNA overhead (including other operating and nonoperating income/costs), the proportion of net sales (including tax and duty) of the Product Lines Acquired to UDNA and its affiliated spirits companies' net sales;

(b) Amortization of goodwill is allocated based upon the proportion of UDG goodwill attributable to the Product Lines Acquired to total UDG goodwill, using a 40-year amortization period;

(c) Interest expense is allocated by determining the percentage relationship between the total assets of the Product Lines Acquired and the total assets of UDNA and its affiliated spirits companies, and applying the percentage to actual interest expense of UDNA to determine the allocation to the Product Lines Acquired. Those percentages are 7.1% for 1994, 7.5% for 1993 and 6.5% for 1992.

     Management  believes the  above   allocations  to  be  reasonable  in  the
     circumstances; however, there can be no assurances that such allocations will be indicative of future results of operations or what the results of operations of the Product Lines Acquired would have been had it been a separate, stand-alone entity during the periods covered.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

      (a) Revenue recognition. Sales revenues are recognized at the date of shipment to customers.

      (b) Inventories. Inventories are stated at the lower of cost or market. Raw materials and bulk inventories, supplies and certain work-in-process and finished goods are valued at last-in, first-out
          (LIFO) cost. Work-in-process and finished goods inventories not valued at LIFO are valued at first-in, first-out (FIFO) cost (see Note 3).

          The LIFO inventory reserve has been allocated by determining, for each relevant LIFO pool, the percentage relationship of LIFO inventory for the Product Lines Acquired to total UDG LIFO inventory, and applying the percentage to each relevant LIFO inventory reserve.

     (c)  Property, plant and equipment

          Property, plant and equipment is stated at cost less accumulated depreciation computed using the straight-line method over their estimated useful lives within the following ranges:

          Buildings and building improvements      20 - 45 years
          Manufacturing equipment                   4 - 20 years

      (d) Taxes. The results of UDG's operations are included in the consolidated income tax return of its ultimate United States parent company, Guinness America Holdings, Inc. The provision for income taxes has been provided assuming the activities of the Product Lines Acquired were a separate tax paying entity.

          United States excise taxes constitute a lien on in-bond inventories. Since these taxes are not payable until inventories are withdrawn from bond, excise taxes have not been accrued with respect to such inventories, in accordance with industry practice.

      (e) Advertising, merchandising and promotions

          Costs relating to advertising, merchandising and promotions programs are expensed in the period the related program is run.

     3. INVENTORIES:

     The composition of inventories at September 1, 1995 was as follows:

Last-in, first-out (LIFO) cost:
  Raw materials and bulk inventories                                   $  2,714
  Supplies                                                                2,375
  Work-in-process and finished goods                                      4,785
  Less - Allocated LIFO allowance (see Note 2.(b))                         (809)
  ----                                                                 ---------
                                                                          9,065
  Lower of first-in, first-out (FIFO) cost or market:
  Work-in-process and finished goods                                      4,005
                                                                        --------

                                                                       $ 13,070
                                                                        --------


     4. PROPERTY, PLANT AND EQUIPMENT:

     Property, plant and equipment, at September 1, 1995 was comprised of the following:

           Land, buildings and building improvements   $      19,693
           Manufacturing equipment                            28,153
           Construction-in-progress                               46
                                                              ------
                                                              47,892
           Less - Accumulated depreciation and
             amortization                                    (23,898)
                                                             -------
                                                       $      23,994

     Depreciation expense included in cost of goods sold amounted to $1,478 in 1994, $1,522 in 1993 and $1,503 in 1992.

     5. ACCRUED LIABILITIES:

     Accrued liabilities at September 1, 1995 was comprised of the following:

           Accrued property taxes   $        138
           Accrued vacation                   90
           Other liabilities                  27
                                             ---
                                    $        255

     6. TAXES:

     The provision  for taxes  differs from the amount  computed by applying the statutory U.S. federal income tax rate of 35% for 1994 and 1993 and 34% for
     1992 to income before income taxes as follows:
                                                                         1994          1993          1992
                                                                         ----          ----          ----
     Tax at statutory rate                                          $   4,611     $    3,998    $    4,127
     State income taxes, net of federal
       tax benefit                                                        514            445           480
     Goodwill amortization                                                481            481           467
     Other                                                                234             85            37
                                                                          ---             --            --

                                                                    $   5,840     $    5,009    $    5,111
                                                                        =====          =====         =====




     The results of operations of the Product Lines Acquired will be included in the consolidated federal tax returns of Guinness America Holdings, Inc. and state income tax returns of affiliated companies.

     7. SIGNIFICANT CUSTOMER:

     Net sales to one customer as a percentage of total net sales were 11% in 1994, 14% in 1993 and 12% in 1992.

UNITED DISTILLERS GLENMORE, INC.
Statement of Identified Income and Expenses of the Product Lines
Acquired by Canandaigua Wine Company, Inc.
August 31, 1995 and 1994

                                                                                                                Eight Months Ended
                                                                                                            --------    --------
($ 000's)                                                                                                      8/31/95     8/31/94
                                                                                                               --------    --------
                                                                                                                    (unaudited)
Net sales, including tax and duty                                                                               118,142     137,620
Tax and duty                                                                                                     67,345      79,611
                                                                                                               --------    --------
Net sales                                                                                                        50,797      58,009
Cost of goods sold                                                                                               26,547      31,532
                                                                                                               --------    --------
   Gross profit                                                                                                  24,250      26,477

Operating expense/(income):
   Grants                                                                                                         6,066       6,217
   Advertising, merchandising and promotions                                                                      4,039       6,158
   Brokers' commissions                                                                                             533         744
   Royalty income                                                                                                  (148)       (135)
   Allocated selling, general and administrative expense                                                          6,270       6,961
                                                                                                               --------    --------
   Earnings from operations                                                                                       7,490       6,532

Other expense:
   Allocated interest                                                                                               908       1,171
   Allocated amortization of goodwill                                                                               916         916
                                                                                                               --------    --------
   Earnings before taxes                                                                                          5,666       4,445
   Allocated tax provision                                                                                        2,681       1,970
                                                                                                               --------    --------
   Net Income                                                                                                     2,985       2,475

UNITED DISTILLERS GLENMORE, INC. AND AFFILIATES

NOTES TO STATEMENTS OF INCOME AND EXPENSES OF THE PRODUCT LINES ACQUIRED
BY CANANDAIGUA WINE COMPANY, INC. FOR THE EIGHT MONTHS ENDED AUGUST 31,
1995 AND PRIOR YEAR


BASIS OF PRESENTATION
---------------------

The accompanying statements present the identified income and expenses of the product lines of United Distillers Glenmore, Inc. ("UDG"), a wholly owned subsidiary of United Distillers North America, Inc. ("UDNA"), and its affiliates acquired by Canandaigua Wine Company, Inc. (the "Product Lines Acquired") pursuant to an asset purchase agreement dated September 1, 1995. These product lines have never been operated as a separate business entity and have no legal existence, but rather have been an integral part of the spirits business of UDG, whose operations primarily relate to the United States.

These statements include the net sales, including tax and duty, tax and duty, cost of goods sold, grants, advertising, merchandising and promotions, brokers' commissions and royalty income, that substantially relate directly to the Product Lines Acquired. All other expense items are allocated based on estimates and assumptions as if the Product Lines Acquired had been operated on a stand-alone basis during the periods presented.

Grants, Advertising, Merchandising and Promotions and Brokers' Commissions for the eight months to August 31, 1995 represent expenses incurred for the period.
The equivalent amounts for the prior year represent two thirds of the relevant amounts for the calendar year ended December 31, 1994.

The allocated expense items for the prior year represent two thirds of the relevant amounts for the calendar year ended December 31, 1994.

The basis for presenting the allocated expense items is as follows:

        (a) Selling, general and administrative expenses are allocated based upon (i) for UDG overhead (including other operating and non operating income/costs), the proportion of net sales (including tax and duty) of the Product Lines Acquired to total UDG net sales and (ii) for UDNA overhead (including other operating and non operating income/costs), the proportion of net sales (including tax and duty) of the Product Lines
        Acquired to UDNA and its affiliated spirits companies' net sales, including for purposes of this allocation only, the net sales of the Schieffelin Partner in the Schieffelin & Somerset joint venture;

        (b) Amortization of goodwill is allocated based upon the proportion of UDG goodwill attributable to the Product Lines Acquired to total UDG goodwill, using a 40-year amortization period;




        (c)  Interest   expense  is  allocated  by  determining  the  percentage
        relationship  between the total assets of the Product Lines Acquired and the  total  assets of UDNA and its  affiliated  spirits  companies,  and applying  the  percentage  to actual  interest  expense  of UDNA and its affiliated  spirits companies to determine the allocation to the Product
        Lines Acquired;

        (d) Income taxes are allocated to the Product Lines Acquired on the separate return method.

Management believes the above allocations to be reasonable in the circumstances;
however, there can be no assurances that such allocations will be indicative of future results of operations or what the results of operations of the Product
Lines Acquired would have been had they been a separate, stand-alone entity during the period covered.


                     PRO FORMA CONSOLIDATED FINANCIAL DATA
                                  (UNAUDITED)

        The following pro forma financial data of the Company consists of (i) a pro forma condensed consolidated balance sheet (unaudited) as of May 31, 1995
(the "Pro Forma Balance Sheet"), (ii) a 1994 fiscal year pro forma condensed consolidated statement of income (unaudited) (the "1994 Pro Forma Statement of
Income") and (iii) a 1995 nine month pro forma condensed consolidated statement of income (unaudited) (the "1995 Nine Month Pro Forma Statement of Income")
(collectively, the "Pro Forma Statements").

        The Pro Forma Balance Sheet reflects the combination of the balance sheet of the Company as of May 31, 1995 and the statement of assets and liabilities as of September 1, 1995 related to the product lines acquired by the Company from United Distillers Glenmore, Inc. (the "United Distillers Glenmore
Product Lines"), as adjusted for the acquisition on September 1, 1995 by the Company of certain assets and liabilities of United Distillers Glenmore, Inc., including those related to the United Distillers Glenmore Product Lines (the
"United Distillers Glenmore Acquisition"). The Pro Forma Balance Sheet is presented as if the United Distillers Glenmore Acquisition were consummated on May 31, 1995.

        The 1994 Pro Forma Statement of Income reflects the combination of (i) the income statement of the Company for the year ended August 31, 1994, (ii) the income statement of Vintners International Company, Inc. ("Vintners") for the six weeks ended October 15, 1993, (iii) the statement of identified income and expenses for the product lines acquired by the Company from Heublein Inc. (the
"Almaden/Inglenook Product Lines") for the eleven months ended August 5, 1994 and (iv) the statement of identified income and expenses for the United
Distillers Glenmore Product Lines for the year ended August 31, 1994, as adjusted for (i) the acquisition by the Company of substantially all of the assets and liabilities of Vintners as of October 15, 1993 (the "Vintners
Acquisition"), (ii) the acquisition by the Company of certain assets and liabilities from Heublein Inc. as of August 5, 1994, including those related to the Almaden/Inglenook Product Lines (the "Almaden/Inglenook Acquisition") and
(iii) the United Distillers Glenmore Acquisition. The 1994 Pro Forma Statement of Income is presented as if such transactions were consummated on September 1, 1993.

        The 1995 Nine Month Pro Forma Statement of Income reflects the combination of (i) the income statement of the Company and (ii) the statement of identified income and expenses for the United Distillers Glenmore Product Lines, both for the nine months ended May 31, 1995, as adjusted for the United
Distillers  Glenmore  Acquisition.  The 1995 Nine Month Pro Forma  Statement  of
Income is presented as if the United Distillers Glenmore Acquisition were consummated on September 1, 1994.

        The Pro  Forma  Statements  should be read in  conjunction  with (i) the
separate  historical  financial  statements  of  the  Company,   Vintners,   the
Almaden/Inglenook  Product  Lines and the  United  Distillers  Glenmore  Product
Lines, (ii) the related notes and (iii) "Management's Discussion and Analysis of
Financial  Condition  and the  Results  of  Operations"  incorporated  herein by reference to the Registrant's  Registration  Statement on Form S-3 (Registration
No.  33-55997).  The Pro Forma  Statements  are based upon  currently  available
information  and  upon  certain   assumptions  that  the  Company  believes  are
reasonable under the  circumstances.  The Pro Forma Statements do not purport to represent what the Company's  financial  position or results of operations would actually have been if the  aforementioned  transactions  in fact had occurred on such  date  or at the  beginning  of the  period  indicated  or to  project  the
Company's  financial position or the results of operations at any future date or for any future period.



                    CANANDAIGUA WINE COMPANY, INC. AND UNITED DISTILLERS GLENMORE PRODUCT LINES
                             PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (UNAUDITED)
                                                  AS OF MAY 31, 1995
                                                    (IN THOUSANDS)
                                                                 PRO FORMA
                                   HISTORICAL                   ADJUSTMENTS
                                   ----------                   -----------

                                               UNITED DISTILLERS
                                    COMPANY    GLENMORE PRODUCT
                                     AS OF       LINES AS OF
                                    MAY 31,     SEPTEMBER 1,         FOR THE           PRO FORMA
                                      1995          1995           ACQUISITION       CONSOLIDATED
                                   --------     ---------------    -----------       ------------
ASSETS:
Cash and cash equivalents               $8,826                        $9,904 (c)         $18,730
Accounts receivable, net               118,211                         3,289 (c)         121,500
Inventories, net                       289,226        $13,070          3,000 (a)         305,296
Prepaid expenses and other
    current assets                      25,645            376                             26,021
Property, plant and equipment, net     201,277         23,994          6,155 (a)         231,426
Other assets                           166,052                        97,354 (a)         264,419
                                                                       1,013 (b)
    Total assets                      $809,237        $37,440       $120,715            $967,392

LIABILITIES AND STOCKHOLDERS' EQUITY:
Current maturities of long-term
   and short-term debt                 $37,768                        $2,000 (c)         $39,768
Accounts payable and accrued
   liabilities:                         41,277           $255          2,300 (b)          43,832
Other current liabilities               85,936                           600 (b)          86,536
Long-term debt (excluding current
   portion)                            232,787                       153,000 (c)         385,787
Other long-term liabilities             28,140                                            28,140
Deferred income taxes                   43,826                                            43,826
  Total liabilities                    469,734            255        157,900             627,889

Common stock                               214                                               214
Additional Paid-in Capital             217,578                                           217,578
Retained earnings                      129,215                                           129,215
UDG investment in product lines
                acquired                               37,185        (37,185)(d)               0
Less: Treasury stock                    (7,504)                                           (7,504)
  Total stockholders' equity           339,503         37,185        (37,185)            339,503
  Total liabilities and
     stockholders' equity             $809,237        $37,440       $120,715            $967,392

                         CANANDAIGUA WINE COMPANY, INC.
                  AND UNITED DISTILLERS GLENMORE PRODUCT LINES

          NOTES TO THE PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                               AS OF MAY 31, 1995
                                  (UNAUDITED)

                (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

(a) Reflects the estimated purchase accounting adjustments for the United Distillers Glenmore Acquisition based upon a preliminary appraisal of the assets and liabilities assumed. For purchase accounting, United Distillers Glenmore Product Lines assets have been recorded at estimated fair market value subject to adjustment based upon the results of an independent appraisal. The purchase price and estimated fair market value are based, in part, on the value of net assets, as defined in the asset purchase agreement, on September 1, 1995. The estimated amounts recorded for assets and liabilities acquired from United Distillers Glenmore, Inc. are not expected to differ materially from the final assigned values. Purchase accounting adjustments were recorded to increase inventory by $3,000, to increase property, plant and equipment by $6,155, to record the excess of purchase cost over fair market value of assets acquired of $65,464, and to record $31,890 reflecting the value of the tradenames. These adjustments are required to record these assets at their estimated fair market values. The $600 reflects an assumed liability for an adverse lease commitment.
         The estimated purchase price is $144,962 which consists of (i) $37,185 for the net book value of the United Distillers Glenmore Product Lines assets;
(ii) $103,609 for intangible assets and premium over book value of the net assets acquired; (iii) liabilities assumed of $855; (iv) direct acquisition costs of $2,300; and (v) financing costs of $1,013. The excess of purchase cost over fair market value of the assets acquired and liabilities assumed from the United Distillers Glenmore Product Lines is as follows:

Purchase Cost:
   Book value of Product Line assets                                $ 37,440
   Intangible assets and premium over book value                     103,609
   Less: liabilities assumed                                            (255)
                                                                    ----------
       Cash purchase price paid                                      140,794
   Direct acquisition costs                                            2,300
   Financing costs                                                     1,013
   Liabilities assumed                                                   855
                                                                    -----------
       Total purchase cost                                           144,962
   Fair market value of United Distillers Glenmore Product
       Lines assets including capitalized financing costs             79,498
                                                                     ---------
   Excess of purchase cost over fair market value of assets
       acquired and liabilities assumed                             $ 65,464
                                                                     ========

                         CANANDAIGUA WINE COMPANY, INC.
                  AND UNITED DISTILLERS GLENMORE PRODUCT LINES

          NOTES TO THE PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                               AS OF MAY 31, 1995
                            (UNAUDITED)--(CONTINUED)

                (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)


(b) Reflects the liability for direct acquisition costs of $2,300 and an assumed liability of $600 for an adverse contract. Capitalized financing costs of $1,013 were funded through Term Loan borrowings.


(c) Reflects the borrowings in connection with the United Distillers Glenmore Acquisition net of an overpayment of $3,289 at closing, based upon an estimated net asset closing statement. The sources and application of funds in connection with the United Distillers Glenmore Acquisition are as follows:

Sources of funds:
   Borrowings under the Term Loan                        $155,000
   Accrued liabilities                                      2,300
       Total sources of funds                            $157,300

Application of funds:
   Cash purchase price                                   $140,794
   Payment of financing costs                               1,013
   Excess cash drawn down                                   9,904
   Overpayment to United Distillers Glenmore at closing     3,289
   Payment of direct acquisition costs                      2,300
       Total application of funds                        $157,300

(d) Reflects the elimination of the United Distillers Glenmore, Inc. investment in the United Distillers Glenmore Product Lines.

      CANANDAIGUA WINE COMPANY, INC., VINTNERS INTERNATIONAL COMPANY,INC.,
  ALMADEN/INGLENOOK PRODUCT LINES AND UNITED DISTILLERS GLENMORE PRODUCT LINES

     1994 FISCAL YEAR PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                                  (UNAUDITED)
                (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

                        HISTORICAL                                                   PRO FORMA ADJUSTMENTS

                             UNITED DISTILLERS VINTNERS  ALMADEN/INGLENOOK
                                  GLENMORE     FOR THE   PRODUCT LINES FOR
                      COMPANY  PRODUCT LINES  SIX WEEKS  THE ELEVEN MONTHS                                 FOR THE
                     YEAR ENDED  YEAR ENDED      ENDED         ENDED        FOR THE       FOR THE      UNITED DISTILLERS
                     AUGUST 31,  AUGUST 31,   OCTOBER 15,    AUGUST 5,      VINTNERS  ALMADEN/INGLENOOK   GLENMORE        PRO FORMA
                        1994          1994          1993         1994     ACQUISITION   ACQUISITION     ACQUISITION     CONSOLIDATED

Net sales             $629,584    $101,916      $17,263      $224,171                     $5,341 (j)                      $978,275
Cost of product sold   447,211      55,163       13,999       178,978        ($718)(a)     2,676 (j)        ($243)(s)      692,797
                                                                               125 (b)    (3,101)(k)
                                                                                            (420)(l)
                                                                                            (397)(m)
                                                                                            (476)(n)
                       ----------------------------------------------------------------------------------------------------------
Gross profit           182,373      46,753        3,264        45,193          593         7,059              243          285,478
Selling, general and
 administrative
 expenses              121,388      33,611        3,789        34,863          (24)(a)      3,376 (j)        (359)(s)      197,080
                                                                               (55)(c)       (163)(k)        1,040 (t)
                                                                               854 (d)     (1,528)(l)          169 (u)
                                                                                 9 (e)        429 (o)         (525)(v)
                                                                              (467)(f)        550 (p)
                                                                               137 (g)
                                                                               (14)(h)
Nonrecurring
  restructuring
  expenses              24,005                                                                                              24,005
                       -----------------------------------------------------------------------------------------------------------
Operating income        36,980      13,142         (525)       10,330          153           4,395             (82)         64,393
Interest expense, net   18,056       1,877        2,788         4,992           55 (c)       1,916 (q)       5,740 (w)      34,048
                                                                              (313)(g)
                                                                            (1,063)(h)
Other                                                             711                         (711)(j)                           0
Nonrecurring
  transaction costs                                 953                                                                        953
                       -----------------------------------------------------------------------------------------------------------
Income (loss)before
  provision
  for (benefit from)
  federal and state
 income taxes           18,924      11,265       (4,266)         4,627       1,474            3,190          (5,822)        29,392
Provision for
 (benefit from)
  federal and
  state income taxes     7,191       5,097            0          2,060        (794)(i)        1,212 (r)      (3,028)(x)     11,738
                       ------------------------------------------------------------------------------------------------------------
Net income (loss)      $11,733      $6,168      ($4,266)        $2,567      $2,268            1,978         ($2,794)       $17,654
                       -------------------------------------------------------------------------------------------------------------
                       -------------------------------------------------------------------------------------------------------------
Share and Per Share
  Data:
Net income per common
  share:
  Primary               $0.74                                                                                                $1.12
  Fully diluted         $0.74                                                                                                $1.10

Weighted average
 shares
 outstanding:
  Primary          15,783,583                                                                                          15,783,583(y)
  Fully diluted    16,401,598                                                                                          16,401,598(y)

                        CANANDAIGUA WINE COMPANY, INC.,
                     VINTNERS INTERNATIONAL COMPANY, INC.,
                        ALMADEN/INGLENOOK PRODUCT LINES
                  AND UNITED DISTILLERS GLENMORE PRODUCT LINES

 NOTES TO 1994 FISCAL YEAR PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                                  (UNAUDITED)

                (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

(a) Reflects the adjusted depreciation expense related to the acquired property, plant and equipment of Vintners on the assumption that the Vintners Acquisition had taken place on September 1, 1993. These assets have been restated at their estimated fair market values and depreciated using the Company's depreciation methods over the remaining useful lives of the assets. The Company utilizes a convention whereby one-half of the annual depreciation is recorded in the year of acquisition and one-half in the year of disposition. The decrease in depreciation expense of $742 as compared to that recorded by Vintners was allocated, as indicated, to cost of product sold and selling, general and administrative expenses. Giving effect to a full year's depreciation expense for the assets acquired in the Vintners Acquisition would reduce pretax income by an additional $1,784.

(b) Reflects increased lease expense related to the Hammondsport lease on the assumption that the lease was entered into on September 1, 1993.

(c) Historic Vintners selling, general and administrative expenses and interest income reflect the reclassification of certain items to conform to the Company's classification.

(d) Reflects amortization expense of intangible assets of $854 over 40 years using the straight-line method.

(e) Reflects amortization expense of deferred financing costs of $9 over the term of the subordinated bank loan used to finance the Vintners Acquisition (the "Subordinated Bank Loan") (120 months) using the effective interest method.

(f) Reflects the elimination of compensation and benefits attributable to the net reduction of certain management and sales personnel in connection with the Vintners Acquisition.

(g) Reflects certain additional revolving loans (the "Revolving Loans"), under a certain Amendment No. 1 dated as of October 15, 1993 of Amendment and
Restatement of Credit Agreement dated as of June 29, 1993, to repay the Subordinated Bank Loan. Also, reflects the elimination of interest expense of $1,803 on the Subordinated Bank Loan, the addition of interest expense of $1,422 on the public offering and sale of the Company's Senior Subordinated Notes on December 27, 1993 (the "Senior Subordinated Notes") utilizing an interest rate of 8.75% per annum, the addition of interest expense of $68 on the additional Revolving Loans utilizing an assumed interest rate of 5% per annum, and amortization expense of direct financing costs of $137 related to the Senior Subordinated Notes.

                        CANANDAIGUA WINE COMPANY, INC.,
                     VINTNERS INTERNATIONAL COMPANY, INC.,
                        ALMADEN/INGLENOOK PRODUCT LINES
                  AND UNITED DISTILLERS GLENMORE PRODUCT LINES

      NOTES TO 1994 FISCAL YEAR PRO FORMA CONDENSED CONSOLIDATED STATEMENT
                      OF INCOME--(UNAUDITED)--(CONTINUED)

                (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

(h) Reflects the elimination of Vintners interest expense of $2,846 and amortization of debt financing costs of $14 and reflects an increase in interest expense of $1,783 relating to the debt incurred to finance the Vintners Acquisition. Interest expense was calculated using an assumed interest rate which started at 9.25% per annum and increased over the 9-month period to 11.25% per annum for the Subordinated Bank Loan and an assumed interest rate of 5% per annum for the Revolving Loans.

(i) Reflects the tax benefit assuming that the pro forma income before taxes is reduced by Vintners historical net loss using a combined federal and state income tax rate of 38%.

(j) Historic Almaden/Inglenook Product Lines net sales, cost of product sold, selling, general and administrative expenses and other expense reflect the reclassification of certain items to conform to the Company's classification.

(k) Reflects the adjusted depreciation expense related to the acquired property, plant and equipment of Almaden/Inglenook Product Lines on the assumption that the Almaden/Inglenook Acquisition had taken place on September 1, 1993. These assets have been restated at their estimated fair market values and depreciated using the Company's depreciation methods over the remaining useful lives of the assets. The Company utilizes a convention whereby one-half of the annual depreciation is recorded in the year of acquisition and one-half in the year of disposition. The decrease in deprecation expense of $3,264 as compared to that recorded on a historical basis was allocated, as indicated, to cost of product sold and selling, general and administrative expenses. Giving effect to a full year's depreciation expense for the assets acquired in the Almaden/Inglenook Acquisition would reduce pretax income by an additional $1,328.

(l) Reflects the elimination of compensation and benefits attributable to the net reduction of certain management and sales personnel in connection with the Almaden/Inglenook Acquisition.

(m) Reflects the elimination of postretirement benefits expense of $397 as the liability to existing retirees was not assumed by the Company and no postretirement benefits will be offered to the new Almaden/Inglenook Product Lines employees hired by the Company at the date of the Almaden/Inglenook Acquisition.

(n) Reflects the elimination of $476 of repair and maintenance expense to conform to the Company's capitalization policy.

                        CANANDAIGUA WINE COMPANY, INC.,
                     VINTNERS INTERNATIONAL COMPANY, INC.,
                        ALMADEN/INGLENOOK PRODUCT LINES
                  AND UNITED DISTILLERS GLENMORE PRODUCT LINES

      NOTES TO 1994 FISCAL YEAR PRO FORMA CONDENSED CONSOLIDATED STATEMENT
                      OF INCOME--(UNAUDITED)--(CONTINUED)

                (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

(o) Reflects the adjusted amortization expense for intangible assets. These assets have been recorded at their estimated fair market value and amortized using the Company's amortization methods over their estimated useful lives. The increase in amortization expense of $429 as compared to that recorded on a historical basis was allocated to goodwill and trade names.

(p) Reflects amortization expense of deferred financing costs of $550 over the term of the bank loan (72 months) using the effective interest method.

(q) Reflects the elimination of Almaden/Inglenook Product Lines allocated interest expense of $4,992 and reflects an increase in interest expense of $6,908 relating to the debt incurred to finance the Almaden/Inglenook Acquisition and to reflect the Company's interest cost to finance the annual grape harvest. Interest expense was calculated using an assumed interest rate of 4.8% per annum on the term loans under a certain Second Amendment and Restatement of Credit Agreement dated as of August 5, 1994 (the "Term Loans") and Revolving Loans.

(r) Reflects the additional tax expense calculated using a combined federal and state income tax rate of 38%.

(s) Reflects the adjusted depreciation expense related to the acquired property, plant and equipment of United Distillers Glenmore Product Lines on the assumption that the United Distillers Glenmore Acquisition had taken place on September 1, 1993. These assets have been restated at their estimated fair market values and depreciated using the Company's depreciation methods over the remaining useful lives of the assets. The Company utilizes a convention whereby one-half of the annual depreciation is recorded in the year of acquisition and one-half in the year of disposition. The decrease in depreciation expense of $602 as compared to that recorded on an historical basis was allocated, as indicated, to cost of product sold and selling, general and administrative expenses. Giving effect to a full year's depreciation expense for the assets acquired in the United Distillers Glenmore Acquisition would reduce pretax income by an additional $884.

(t) Reflects the adjusted amortization expense for intangible assets. These assets have been recorded at their estimated fair market value and amortized using the Company's amortization methods over their estimated useful lives. The increase in amortization expense of $1,040 as compared to that recorded by United Distillers Glenmore Product Lines was allocated to goodwill and trade names.





                        CANANDAIGUA WINE COMPANY, INC.,
                     VINTNERS INTERNATIONAL COMPANY, INC.,
                        ALMADEN/INGLENOOK PRODUCT LINES
                  AND UNITED DISTILLERS GLENMORE PRODUCT LINES

      NOTES TO 1994 FISCAL YEAR PRO FORMA CONDENSED CONSOLIDATED STATEMENT
                      OF INCOME--(UNAUDITED)--(CONTINUED)

                (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)


(u) Reflects amortization expense of deferred financing costs of $169 over the term of the Term Loan (72 months).

(v) Reflects the elimination of postretirement benefits expense of $525 as the liability to existing retirees was not assumed by the Company and no postretirement benefits will be offered to the new United Distillers Glenmore
Product Lines employees hired by the Company at the date of the United Distillers Glenmore Acquisition.

(w) Reflects the elimination of United Distillers Glenmore Product Lines allocated interest expense of $1,877 and reflects an increase in interest expense of $7,617 relating to the debt incurred to finance the United Distillers Glenmore Acquisition. Interest expense was calculated using an assumed interest rate of 5.2% per annum on the Term Loan portion of a certain Third Amended and Restated Credit Agreement dated as of September 1, 1995 (the "Amended Credit Agreement").

(x) Reflects the reduction in tax expense calculated using a combined federal and state income tax rate of 38%.

(y) Reflects the historical weighted average shares outstanding adjusted for the assumed conversion of the Company's convertible debentures and the assumed exercise of options to purchase 500,000 shares and 600,000 shares of the Company's Class A Common Stock in connection with the Vintners Acquisition and the Almaden/Inglenook Acquisition, respectively. For purposes of calculating primary net income per share, the effect of the exercise of the Vintners options determined under the treasury stock method increased the weighted average shares by 133,790, and the effect of the exercise of the Almaden/Inglenook Product Lines options determined under the treasury stock method was antidilutive. For purposes of calculating fully diluted earnings per share, the effect of the exercise of the Vintners options and the Almaden/Inglenook Product Lines options determined under the treasury stock method increased the weighted average shares by 176,605.

  CANANDAIGUA WINE COMPANY, INC. AND UNITED DISTILLERS GLENMORE PRODUCT LINES

        1995 NINE MONTH PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                                  (UNAUDITED)
                (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

                                                                     PRO FORMA
                                         HISTORICAL                  ADJUSTMENTS
                                         ----------                  -----------
                                                 UNITED DISTILLERS
                                      COMPANY    GLENMORE PRODUCT
                                    NINE MONTHS  LINES NINE MONTHS
                                      ENDED            ENDED
                                     MAY 31,           MAY 31,           FOR THE         PRO FORMA
                                       1995             1995          ACQUISITION      CONSOLIDATED

Net sales                            $677,255         $72,708                          $749,963
Cost of product sold                  487,202          38,169            ($228)(a)      525,143

                                      ---------------------------------------------------------
Gross profit                          190,053          34,539              228          224,820
Selling, general and administrative
  expenses                            118,759          21,705             (231)(a)      140,909
                                                                           779 (b)
                                                                           127 (c)
                                                                          (230)(d)
Nonrecurring restructuring expenses     1,653                                             1,653
Operating income                       69,641          12,834             (217)          82,258
Interest expense, net                 (19,304)         (1,190)          (4,523)(e)      (25,017)
                                      ---------------------------------------------------------
Income (loss) before provision for
  (benefit from) federal and
  state income taxes                   50,337          11,644           (4,740)          57,241
Provision for (benefit from) federal
  and state income taxes               19,380           5,065           (2,407)(f)       22,038
                                      ---------------------------------------------------------
Net income                            $30,957          $6,579          ($2,333)         $35,203
                                      ---------------------------------------------------------
                                      ---------------------------------------------------------
Share and Per Share Data:
Net income per common share:
  Primary                               $1.64                                             $1.87
  Fully diluted                         $1.63                                             $1.85

Weighted average shares outstanding:
  Primary                          18,872,144                                        18,872,144
  Fully diluted                    18,979,785                                        18,979,785

                       CANANDAIGUA WINE COMPANY, INC. AND
                    UNITED DISTILLERS GLENMORE PRODUCT LINES

           NOTES TO 1995 NINE MONTH PRO FORMA CONDENSED CONSOLIDATED
                              STATEMENT OF INCOME
                                  (UNAUDITED)

                (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

(a) Reflects the adjusted depreciation expense related to the acquired property, plant and equipment of United Distillers Glenmore Product Lines on the assumption that the United Distillers Glenmore Acquisition had taken place on September 1, 1994. These assets have been restated at their estimated fair market values and depreciated using the Company's depreciation methods over the remaining useful lives of the assets. The Company utilizes a convention whereby one-half of the annual depreciation is recorded in the year of acquisition and one-half in the year of disposition. The decrease in depreciation expense of $459, as compared to that recorded on a historical basis, was allocated, as indicated, to cost of product sold and selling, general and administrative expenses. Giving effect to a full nine months' depreciation expense for the assets acquired in the United Distillers Glenmore Acquisition would reduce pretax income by an additional $663.

(b) Reflects the adjusted amortization expense for intangible assets. These assets have been recorded at their estimated fair market value and amortized using the Company's amortization methods over their estimated useful lives. The increase in amortization expense of $779 as compared to that recorded by United Distillers Glenmore Product Lines was allocated to goodwill and trade names.

(c) Reflects amortization expense of deferred financing costs of $127 over the term of the Term Loan (72 months).

(d) Reflects the elimination of postretirement benefits expense of $230 as the liability to existing retirees was not assumed by the Company and no postretirement benefits will be offered to the new United Distillers Glenmore
Product Lines employees hired by the Company at the date of the United Distillers Glenmore Acquisition.

(e) Reflects the elimination of United Distillers Glenmore Product Lines allocated interest expense of $1,190 and reflects an increase in interest expense of $5,713 relating to the debt incurred to finance the United Distillers Glenmore Acquisition. Interest expense was calculated using an assumed interest rate of 5.2% per annum on the Term Loan portion of the Amended Credit Agreement.

(f) Reflects the reduction in tax expense calculated using a combined federal and state income tax rate of 38.5%.

                                                    SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   CANANDAIGUA WINE COMPANY, INC.


November 9, 1995                   By:  /s/ Richard Sands
                                        Richard Sands, President and Chief
                                        Executive Officer

                                                 INDEX TO EXHIBITS

(1)     Underwriting agreement

        Not Applicable.

(2) Plan of acquisition, reorganization, arrangement, liquidation or succession

        (a) Asset Purchase Agreement among Barton Incorporated (a wholly-owned subsidiary of the Registrant), United Distillers
               Glenmore, Inc., Schenley Industries Inc., Medley Distilling Company, United Distillers Manufacturing, Inc., and The Viking Distillery, Inc., dated August 29, 1995 (including a list briefly identifying the contents of all omitted schedules and exhibits thereto) is incorporated herein by reference to Exhibit 2(a) to the Registrant's Current Report on Form 8-K, dated August 29, 1995, of which this Amendment No. 1 on Form 8-K/A forms a part. The Registrant will furnish supplementally to the Commission or any security holder upon request a copy of any omitted schedule or exhibit.

        (b) Third Amended and Restated Credit Agreement between the Registrant, its principal operating subsidiaries, and certain banks for which The Chase Manhattan Bank (National Association) acts as Administrative Agent, dated as of September 1, 1995 (including a list briefly identifying the contents of all omitted schedules and exhibits thereto) is incorporated herein by reference to Exhibit 2(b) to the Registrant's Current Report on Form 8-K, dated August 29, 1995, of which this Amendment No. 1 on Form 8-K/A forms a part. The Registrant will furnish supplementally to the Commission or any security holder upon request a copy of any omitted schedule or exhibit.

(4) Instruments defining the rights of security holders, including indentures

        Not Applicable.

(16)    Letter re change in certifying accountant

        Not Applicable.

(17)    Letter re director resignation

        Not Applicable.

(21)    Other documents or statements to security holders

        Not Applicable.

(23)    Consents of experts and counsel

        Consent of Price Waterhouse LLP is attached hereto as Exhibit 23 at page 30 of this Report.

(24)    Power of attorney

        Not Applicable.

(27)    Financial Data Schedule

        Not Applicable.

(99)    Additional Exhibits

        None.

                                   EXHIBIT 23



                       CONSENT OF INDEPENDENT ACCOUNTANTS


        We hereby consent to the incorporation by reference in the Registration Statements on Forms S-8 (Nos. 33-26694 and 33-56557) of Canandaigua Wine Company, Inc. of our report dated September 25, 1995 relating to the Statement of Assets and Liabilities and Statement of Identified Income and Expenses of the Product Lines Acquired of United Distillers Glenmore, Inc. and Affiliates, which appears in the Current Report on Form 8-K/A (Amendment No. 1) which amends and forms part of Canandaigua Wine Company, Inc.'s Current Report on Form 8-K dated August 29, 1995.



PRICE WATERHOUSE LLP
Stamford, Connecticut
October 27, 1995